EXHIBIT 10.19

                         AMENDMENT TO SERVICE AGREEMENT

                  THIS AMENDMENT TO SERVICE AGREEMENT (the "Amendment"), made as of this 5th day of November, 2002, by and between Cronos Containers Limited, a United Kingdom corporation (the "Employer"), and John C. Kirby (the "Employee"),

                              W I T N E S S E T H:

                  WHEREAS, Employer and Employee entered into a Service Agreement, dated as of February 29, 2000, as amended on December 17, 2001 (hereinafter, the "Service Agreement"); and

                  WHEREAS, pursuant to clauses 2.1 and 2.2 of the Service Agreement, Employer agreed to employ Employee, and Employee agreed to serve in the employ of the Employer, on an exclusive and full-time basis, as the Vice President - Operations of Employer, through November 30, 2003, subject to earlier termination pursuant to the provisions of the Service Agreement; and

                  WHEREAS, Employer and Employee desire to extend the term of the Service Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

                  4. Extension of Term of Service Agreement. Employer agrees to employ the Employee, and the Employee agrees to serve in the employ of the Employer, on an exclusive and full-time basis, in the position identified for Employee in the Service Agreement, subject to the supervision and direction of that person or persons set forth in the Service Agreement, through November 30, 2004, unless such period is sooner terminated by either party giving the other not less than three (3) months written notice and pursuant to the provisions of clauses 13.1 or 13.3 of the Service Agreement.

                                                                         - E32 -

EXHIBIT 10.19

                  5. Continuance in Force of Service Agreement. Other than as specifically amended hereby, the terms and provisions of the Service Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the Employer and the Employee have signed this Amendment, effective as of the date and year first above written.

                                             "EMPLOYER"

                                             CRONOS CONTAINERS LIMITED

                                             By /s/ FRANK VAUGHAN

                                                Frank Vaughan

                                             Its Director

                                             "EMPLOYEE"

                                                /s/ JOHN C. KIRBY

                                                John C. Kirby

                                                                         - E33 -